THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln VULONE, Lincoln VULONE 2005, Lincoln VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014, Lincoln VULONE 2019, Lincoln VULONE 2021, Lincoln VULCV-IV, Lincoln VULDB-IV, Lincoln AssetEdge® VUL, Lincoln AssetEdge® VUL 2015, Lincoln AssetEdge® VUL 2019, Lincoln AssetEdge® VUL 2019-2, Lincoln AssetEdge® VUL 2020, Lincoln AssetEdge® VUL 2022, Lincoln AssetEdge® VUL 2022-2, Lincoln AssetEdge® VUL 2025, Lincoln AssetEdge® VUL 2025-2, Lincoln MoneyGuard Market Advantage®, Lincoln MoneyGuard Market Advantage® 2024

Lincoln Life Flexible Premium Variable Life Account R
Lincoln SVUL-IV, Lincoln PreservationEdge® SVUL, Lincoln SVULONE 2013, Lincoln SVULONE 2016, Lincoln SVULONE 2019, Lincoln SVULONE 2021, Lincoln AssetEdge® SVUL, Lincoln AssetEdge® SVUL - No Indexed Accounts

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln AssetEdge® VUL 2015

Supplement dated September 24, 2025 to the Prospectus dated May 1, 2025

This Supplement outlines a change to the investment options under your variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Macquarie Group Limited, the parent company of Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, together with certain of its affiliates, and Nomura Holding America, Inc. (Nomura), announced they have entered into an agreement for Nomura to acquire Macquarie Asset Management’s U.S. and European public investment business. As a result, each Fund’s Board of Trustees approved the following name changes to occur on or about October 31, 2025.

Current Name	New Name
Macquarie VIP Emerging Markets Series	Nomura VIP Emerging Markets Series
Macquarie VIP Small Cap Value Series	Nomura VIP Small Cap Value Series

For complete details relating to the funds, including fees and expenses, please refer to the fund’s prospectus. You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.